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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2005

                          JoS. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                 0-23874             36-3189198
   (State or other jurisdiction     (Commission          (IRS Employer
         of incorporation)          File Number)      Identification No.)



                  500 Hanover Pike                           21074
                 Hampstead, Maryland
      (Address of principal executive offices)            (Zip Code)




        Registrant's telephone number, including area code (410) 239-2700

          (Former name or former address, if changed since last report)




     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

On May 19, 2005, JoS. A. Bank Clothiers, Inc. issued a press release (the
"Press Release") in which the Company announced, among other things, its ten new stores opened so far in 2005. A copy of the Press Release is attached as Exhibit 99.1.






                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JoS. A. Bank Clothiers, Inc.
                                      (Registrant)

                                      By:   /s/ Robert N. Wildrick
                                      ------------------------------------
                                      Robert N. Wildrick
                                      Chief Executive Officer and Director



Dated:  May 19, 2005

EXHIBIT INDEX

Exhibit
Number              Description
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99.1                Press Release dated May 19, 2005

                                       3